                                                                   EXHIBIT 10.16

THE WARRANTS REPRESENTED BY THIS CERTIFICATE AND THE SECURITIES ISSUABLE UPON EXERCISE THEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), AND MAY NOT BE OFFERED OR SOLD EXCEPT (i) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT, (ii) TO THE EXTENT APPLICABLE, PURSUANT TO RULE 144 UNDER SUCH ACT (OR ANY SIMILAR RULE UNDER SUCH ACT RELATING TO THE DISPOSITION OF SECURITIES), OR (iii) UPON THE DELIVERY BY THE HOLDER TO THE COMPANY OF AN OPINION OF COUNSEL, REASONABLY SATISFACTORY TO COUNSEL FOR THE COMPANY, STATING THAT AN EXEMPTION FROM REGISTRATION UNDER SUCH ACT IS AVAILABLE.

                        EXERCISABLE UNTIL ON OR BEFORE
                    5:00 P.M., NEW YORK TIME, June 4, 2006



No. E-1                                                          Warrants ______

                            CASH TECHNOLOGIES, INC.


                          SERIES E REDEEMABLE WARRANT

     This warrant certificate (the "Warrant Certificate") certifies that _______ registered assigns, is the registered holder of Series E Redeemable Warrants to purchase, at any time until 5:00 P.M. New York City time on June 4, 2006 (the "Expiration Date"), up to 50,000 fully-paid and non-assessable shares, subject to adjustment in accordance with Article 6 hereof (the "Warrant Shares"), of the common stock, par value $.001 per share (the "Common Stock"), of Cash Technologies, Inc., a Delaware corporation (the "Company"), subject to the terms and conditions set forth herein. The warrants represented by this Warrant Certificate and any warrants resulting from a transfer or subdivision of the warrants represented by this Warrant Certificate shall sometimes hereinafter be referred to, individually, as a "Warrant" and, collectively, as the "Warrants." This Warrant Certificate is one of a series of Warrant Certificates being issued as part of a private offering (the "Series D Preferred Private Financing") pursuant to the Securities Purchase Agreement dated as of June 1, 2001 providing for the sale of up to 25,000 shares of Series D Preferred Stock and 50,000 Series E Warrants between the Company and the Holder.

     1.   Exercise of Warrants.  Each Warrant is initially exercisable to
          --------------------
purchase one Warrant Share at an initial exercise price of 110% of the price of the Company's common stock on the date of close of the Series D Preferred Private Financing per Warrant Share, subject to adjustment as set forth in
Article 6 hereof, payable in cash or by check to the order of the

Company, or any combination of cash or check. Upon surrender of this Warrant Certificate with the annexed Form of Election to Purchase duly executed, together with payment of the Exercise Price (as hereinafter defined) for the Warrant Shares purchased, at the Company's principal offices (presently located at 1434 West 11/th/ Street, Los Angeles, California 90015), the registered holder of the Warrant Certificate (the "Holder" or "Holders") shall be entitled to receive a certificate or certificates for the Warrant Shares so purchased. The purchase rights represented by this Warrant Certificate are exercisable at the option of the Holder hereof, in whole or in part (but not as to fractional shares). In the case of the purchase of less than all the Warrant Shares purchasable under this Warrant Certificate, the Company shall cancel this Warrant Certificate upon its surrender and shall execute and deliver a new Warrant Certificate of like tenor for the balance of the Warrant Shares purchasable hereunder.

     2.   Issuance of Certificates.  Upon the exercise of the Warrants, the
          ------------------------
issuance of certificates for the Warrant Shares purchased pursuant to such exercise shall be made forthwith without charge to the Holder thereof including, without limitation, any tax which may be payable in respect of the issuance thereof, and such certificates shall (subject to the provisions of Article 3 hereof) be issued in the name of, or in such names as may be directed by, the Holder thereof; provided, however, that the Company shall not be required to pay any tax which may be payable in respect of any transfer involved in the issuance and delivery of any such certificates in a name other than that of the Holder and the Company shall not be required to issue or deliver such certificates unless or until the person or persons requesting the issuance thereof shall have paid to the Company the amount of such tax or shall have established to the satisfaction of the Company that such tax has been paid.

          The Warrant Certificates and, upon exercise of the Warrants, the certificates representing the Warrant Shares shall be executed on behalf of the Company by the manual or facsimile signature of those officers required to sign such certificates under applicable law.

          This Warrant Certificate and, upon exercise of the Warrants, in part or in whole, certificates representing the Warrant Shares shall bear a legend substantially similar to the following:

          "The securities represented by this certificate have not been registered under the Securities Act of 1933, as amended ("Act"), and may not be offered or sold except (i) pursuant to an effective registration statement under the Act, (ii) to the extent applicable, pursuant to Rule 144 under the Act (or any similar rule under such Act relating to the disposition of securities), or
(iii) upon the delivery by the holder to the Company of an opinion of counsel, reasonably satisfactory to counsel to the issuer, stating that an exemption from registration under such Act is available."

     3.   Restriction on Transfer of Warrants.  The Holder of this Warrant
          -----------------------------------
Certificate, by its acceptance thereof, represents and warrants to, and covenants and agrees with the Company that the Warrants and the Warrant Shares issuable upon exercise of the Warrants are being acquired for the Holder's own account as an investment and not with a view to the resale or

                                       2
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distribution thereof and that the Warrants and the Warrant Shares are not registered under the Act or any state securities or blue sky laws and, therefore, may not be transferred unless such securities are either registered under the Act and any applicable state securities law or an exemption from such registration is available. The Holder of this Warrant Certificate acknowledges that the Holder is an "accredited investor" within the meaning of Regulation D promulgated under the Act who has been provided with an opportunity to ask questions of representatives of the Company concerning the Company and that all such questions were answered to the satisfaction of the Holder. In connection with any purchase of Warrant Shares the Holder agrees to execute any documents which may be reasonably required by counsel to the Company to comply with the provisions of the Act and applicable state securities laws.

     4.   Registration Rights.  The Holder shall be entitled to all of the
          -------------------
rights and subject to all of the obligations set forth in the Registration Rights Agreement of the Company, dated as of the initial closing date for the Series D Preferred Private Financing.

     5.   Price
          -----

          5.1  Initial and Adjusted Exercise Price.  The initial exercise price
               -----------------------------------
of each Warrant shall be 110% of the closing price of the Company's Common Stock as reported on the American Stock Exchange on June 1, 2001. The adjusted exercise price shall be the price which shall result from time to time from any and all adjustments of the initial exercise price in accordance with the provisions of Article 7 hereof.

          5.2  Exercise Price.  The term "Exercise Price" herein shall mean the
               --------------
initial exercise price or the adjusted exercise price, depending upon the context.

     6.   Adjustments of Exercise Price and Number of Warrant Shares.
          ----------------------------------------------------------

          6.1  Dividends and Distributions.  In case the Company shall at any
               ---------------------------
time after the date hereof pay a dividend in shares of Common Stock or make a distribution in shares of Common Stock, then upon such dividend or distribution, the Exercise Price in effect immediately prior to such dividend or distribution shall be reduced to a price determined by dividing an amount equal to the total number of shares of Common Stock outstanding immediately prior to such dividend or distribution multiplied by the Exercise Price in effect immediately prior to such dividend or distribution, by the total number of shares of Common Stock outstanding immediately after such dividend or distribution. For purposes of any computation to be made in accordance with the provisions of this Section 6.1, the Common Stock issuable by way of dividend or distribution shall be deemed to have been issued immediately after the opening of business on the date following the date fixed for determination of shareholders entitled to receive such dividend or distribution.

          6.2  Subdivision and Combination.  In case the Company shall at any
               ---------------------------
time subdivide or combine the outstanding Common Stock, the Exercise Price shall forthwith be proportionately decreased in the case of subdivision or increased in the case of combination.

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

          6.3  Adjustment in Number of Warrant Shares. Upon each adjustment of
               --------------------------------------
the Exercise Price pursuant to the provisions of this Article 7, the number of Warrant Shares issuable upon the exercise of each Warrant shall be adjusted to the nearest full shares of Common Stock by multiplying a number equal to the Exercise Price in effect immediately prior to such adjustment by the number of Warrant Shares issuable upon exercise of the Warrants immediately prior to such adjustment and dividing the product so obtained by the adjusted Exercise Price.

          6.4  Reclassification, Consolidation, Merger. etc.  In case of any
               --------------------------------------------
reclassification or change of the outstanding shares of Common Stock (other than a change in par value, or from par value to no par value, or from no par value to par value, or as a result of a subdivision or combination), or in the case of any consolidation of the Company with, or merger of the Company into, another corporation (other than a consolidation or merger in which the Company is the surviving corporation and which does not result in any reclassification or change of the outstanding shares of Common Stock, except a change as a result of a subdivision or combination of such shares or a change in nominal value, as aforesaid), or in the case of a sale or conveyance to another corporation of the property of the Company as an entirety, the Holder shall thereafter have the right to purchase the kind and number of shares of stock and other securities and property receivable upon such reclassification, change, consolidation, merger, sale or conveyance as if the Holder were the owner of the Warrant Shares issuable upon exercise of the Warrants immediately prior to any such events at a price equal to the product of (x) the number of Warrant Shares issuable upon exercise of the Warrants and (y) the Exercise Price in effect immediately prior to the record date for such reclassification, change, consolidation, merger, sale or conveyance as if such Holder had exercised the Warrants.

          6.5  Determination of Outstanding Shares.  The number of shares of
               -----------------------------------
Common Stock at any one time outstanding shall include the aggregate number of shares issued or issuable upon the exercise of outstanding options, rights, warrants and upon the conversion or exchange of outstanding convertible or exchangeable securities.

     7.   Exchange and Replacement of Warrant Certificates.  This Warrant
          ------------------------------------------------
Certificate is exchangeable without expense, upon the surrender hereof by the registered Holder at the principal executive office of the Company, for a new Warrant Certificate of like tenor and date representing in the aggregate the right to purchase the same number of Warrant Shares in such denominations as shall be designated by the Holder thereof at the time of such surrender.

          Upon receipt by the Company of evidence reasonably satisfactory to it of the loss, theft, destruction or mutilation of this Warrant Certificate, and, in case of loss, theft or destruction, of indemnity or security reasonably satisfactory to it, and reimbursement to the Company of all reasonable expenses incidental thereto, and upon surrender and cancellation of the Warrants, if mutilated, the Company will make and deliver a new Warrant of like tenor, in lieu thereof.

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     8.   Elimination of Fractional Interests.   The Company shall not be
          -----------------------------------
required to issue certificates representing fractions of shares of Common Stock and shall not be required to issue scrip or pay cash in lieu of fractional interests, it being the intent of the parties that all fractional interests shall be eliminated by rounding any fraction up to the nearest whole number of shares of Common Stock.

     9.   Reservation of Shares.  The Company covenants and agrees that it will
          ---------------------
at all times reserve and keep available out of its authorized share capital, solely for the purpose of issuance upon the exercise of the Warrants, such number of shares of Common Stock as shall be equal to the number of Warrant Shares issuable upon the exercise of the Warrants, for issuance upon such exercise, and that, upon exercise of the Warrants and payment of the Exercise Price therefor, all Warrant Shares issuable upon such exercise shall be duly and validly issued, fully paid, nonassessable and not subject to the preemptive rights of any shareholder.

     10.  Notices to Warrant Holders.  Nothing contained in this Agreement shall
          --------------------------
be construed as conferring upon the Holder or Holders the right to vote or to consent or to receive notice as a stockholder in respect of any meetings of stockholders for the election of directors or any other matter, or as having any rights whatsoever as a shareholder of the Company. If, however, at any time prior to the expiration of the Warrants and their exercise, any of the following events shall occur:

     (a) the Company shall take a record of the holders of its Common Stock for the purpose of entitling them to receive a dividend or distribution payable otherwise than in cash, or a cash dividend or distribution payable otherwise then out of current or retained earnings, as indicated by the accounting treatment of such dividend or distribution on the books of the Company; or

     (b) the Company shall offer to all the holders of its Common Stock any additional shares of Common Stock or other shares of capital stock of the Company or securities convertible into or exchangeable for shares of Common Stock or other shares of capital stock of the Company, or any option, right or warrant to subscribe therefor;

     (c) a dissolution, liquidation or winding up of the Company (other than in connection with a consolidation or merger) or a sale of all or substantially all of its property, assets and business as an entirety shall be proposed; or

     (d) the Company or an affiliate of the Company shall propose to issue any rights to subscribe for shares of Common Stock or any other securities of the Company or of such affiliate to all the stockholders of the Company;

then, in any one or more of said events, the Company shall give written notice of such event at least twenty (20) days prior to the date fixed as a record date or the date of closing the transfer books for the determination of the stockholders entitled to such dividend, distribution, convertible or exchangeable securities or subscription rights, options or warrants, or entitled to vote on such proposed dissolution, liquidation, winding up or sale. Such notice shall specify such record date or the date of closing the transfer books, as the case may be. Failure to give such notice or any defect therein shall not affect the validity of any action taken in connection with the declaration or payment of any such dividend or distribution, or the issuance of any convertible or exchangeable securities or subscription rights, options or warrants, or any proposed dissolution, liquidation, winding up or sale.

          Notwithstanding the foregoing, the Company agrees that it shall promptly deliver to the Holder copies of all financial statements, reports and proxy statements which the Company is required to send to its stockholders generally.

     11.  Notices.  All notices, requests, consents and other communications
          -------
hereunder shall be in writing and shall be deemed to have been duly made when delivered, or mailed by registered or certified mail, return receipt requested:

     (a) If to a registered Holder of the Warrants, to the address of such Holder as shown on the books of the Company; or

     (b) If to the Company, to the address set forth in Article 1 of this Agreement or to such other address as the Company may designate by notice to the Holders.

     12.  Successors.  All the covenants and provisions of this Agreement by or
          ----------
for the benefit of the Company and the Holders inure to the benefit of their respective successors and assigns hereunder.

     13.  Governing Law.
          -------------

          13.1   Choice of Law.  This Agreement shall be deemed to have been
                 -------------
made and delivered in the State of Delaware and shall be governed as to validity, interpretation, construction, effect and in all other respects by the internal laws of the State of Delaware.

          13.2   Jurisdiction and Service of Process.  The Company and the
                 -----------------------------------
Holder each (a) agrees that any legal suit, action or proceeding arising out of or relating to this Warrant Certificate, or any other agreement entered into between the Company and the Holder pursuant to the Series D Preferred Private Financing shall be instituted exclusively in the Supreme Court of New York, New York, New York, or in the United States District Court for the Southern District of New York, New York (b) waives any objection which the Company or such Holder may have now or hereafter based upon forum non conveniens or to the venue of any such suit, action or proceeding, and (c) irrevocably consents to the jurisdiction of the Supreme Court of New York, New York, New York, or in the United States District Court for the Southern District of New York, New York in any such suit, action or proceeding. The Company and the Holder each further agrees (a) to accept and acknowledge service of any and all process which may be served in any such suit, action or proceeding in the Supreme Court of New York, New York, New York, or in the United

States District Court for the Southern District of New York, New York and (b) agrees that service of process upon the Company or the Holder mailed by certified mail to their respective addresses shall be deemed in every respect effective service of process upon the Company or the Holder, as the case may be, in any suit, action or proceeding. FURTHER, BOTH THE COMPANY AND HOLDER HEREBY WAIVE TRIAL BY JURY IN ANY ACTION TO ENFORCE THE TERMS OF THIS WARRANT CERTIFICATE AND IN CONNECTION WITH ANY DEFENSE, COUNTERCLAIM OR CROSS-CLAIM ASSERTED IN ANY SUCH ACTION.

          IN WITNESS WHEREOF, the Company has caused this Warrant to be duly executed, as of the ____ day of _______, 2001.


                                        CASH TECHNOLOGIES, INC.


                                        By: ______________________________
                                            Name:
                                            Title:
[SEAL]



Attest:

                        [FORM OF ELECTION TO PURCHASE]


          The undersigned hereby irrevocably elects to exercise the right, represented by this Warrant Certificate, to purchase ________ Warrant Shares and herewith tenders in payment for such Warrant Shares cash or a certified check payable to the order of Cash Technologies, Inc. in the amount of $_________, all in accordance with the terms hereof. The undersigned requests that a certificate for such Warrant Shares be registered in the name of _____________________ ______________________, whose address is _________________
_________________________________________________________________, and that such certificate be delivered to ___________________, whose address is _________
_______________________________________________.


Dated: ________________                 Signature:

                                        (Signature must conform in all respects
                                        to name of holder as specified on the
                                        face of the Warrant Certificate.)


                       _________________________________

                       _________________________________
                       (Insert Social Security or Other
                         Identifying Number of Holder)

                              [FORM OF ASSIGNMENT]

            (To be executed by the registered holder if such holder
                 desires to transfer the Warrant Certificate.)


          FOR VALUE RECEIVED __________________________ hereby sells, assigns and transfers unto ____________________________________________________________
(Please print name and address of transferee) this Warrant Certificate, together with all right, title and interest therein, and does hereby irrevocably constitute and appoint ____________________________________, Attorney, to transfer the within Warrant Certificate on the books of the within-named Company, with full power of substitution.

Dated:____________________              Signature:

                                                                     (Signature
                                        must conform in all respects to name of
                                        holder as specified on the face of the
                                        Warrant Certificate)


________________________________________

________________________________________
(Insert Social Security or Other
Identifying Number of Assignee)